Exhibit 10.1

Execution Copy

AMENDMENT NO. 5

AMENDMENT NO. 5 (this “Amendment”), dated as of May 23, 2007, to the Credit Agreement, dated as of May 4, 2004 and amended as of May 25, 2004, November 1, 2004, April 8, 2005 and May 16, 2005 (as so amended, the “Credit Agreement”), by and among VALMONT INDUSTRIES, INC., a Delaware corporation (the “Parent Borrower”), the Qualified Subsidiaries of the Parent Borrower party thereto or which from time to time become party thereto (each a “Subsidiary Borrower” and, collectively, the “Subsidiary Borrowers”), the lenders party thereto (each a “Lender” and, collectively, the “Lenders”), WACHOVIA CAPITAL MARKETS, LLC, as Syndication Agent, LASALLE BANK NATIONAL ASSOCIATION, COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL,” NEW YORK BRANCH, and U.S. BANK NATIONAL ASSOCIATION, as Co-Documentation Agents, WACHOVIA BANK, NATIONAL ASSOCIATION, as an Issuing Bank, and THE BANK OF NEW YORK (“BNY”), as an Issuing Bank, as swing line lender (in such capacity, the “Swing Line Lender”), and as administrative agent for the Lenders, the Issuing Banks and the Swing Line Lender (in such capacity, the “Administrative Agent”).

RECITALS

I.              Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

II.            The Parent Borrower has requested that the Lenders agree to eliminate one of the financial covenants from the Credit Agreement and the Lenders are willing to do so on the terms and conditions hereinafter set forth.

Accordingly, in consideration of the Recitals and the terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parent Borrower, the Lenders and the Administrative Agent hereby agree as follows:

1.     Amendment to Section 7.11  Section 7.11 of the Credit Agreement (Financial Covenants) is hereby amended by restating subsection (c) thereof to read in its entirety as follows:

(c)           “[intentionally omitted].

2.     Effectiveness.  This Amendment shall become effective when it has been executed by the Administrative Agent and the Administrative Agent has received counterparts hereof executed by the Required Lenders and the Credit Parties set forth on the signature pages hereto.

3.     Continuing Validity of Loan Documents.  The Parent Borrower hereby (a) reaffirms and admits the validity and enforceability of each Loan Document and all of the obligations of each Credit Party thereunder, (b) agrees and admits that no Credit Party has any defenses to or offsets against any such obligation and (c) certifies that, immediately after giving effect to this Amendment, (i) no Default shall exist and (ii) each of the representations and warranties contained in each Loan Document shall be true and correct with the same effect as though such representation and warranty had been made on date hereof, except to the extent such representation and warranty specifically relates to an earlier date, in which case such representation and warranty shall have been true and correct on and as of such earlier date.

4.     Limitations.  In all other respects, the Loan Documents shall remain in full force and effect, and no amendment or waiver in respect of any term or condition of any Loan Document shall be deemed (i) to be an amendment or waiver in respect of any other term or condition contained in any Loan Document or (ii) to prejudice any right or rights which the Administrative Agent, the Swing Line Lender, the Issuing Banks, any Lender or the Parent Borrower or Subsidiary Borrower may now have or may have in the future under or in connection with the Credit Agreement or any of the Loan Documents.

5.     Counterparts.  This Amendment may be executed in any number of counterparts all of which, taken together, shall constitute one agreement.  In making proof of this Amendment, it shall be necessary to produce only the counterpart executed and delivered by the party to be charged.

6.     Governing Law.  THIS AMENDMENT IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Amendment to be executed on its behalf.

VALMONT INDUSTRIES, INC.

By:	/s/ Terry J. McClain
Name:	Terry J. McClain
Title:	Senior Vice President and Chief
Financial Officer

THE BANK OF NEW YORK, individually, as an Issuing Bank, as Swing Line Lender and as Administrative Agent

By:	/s/ Edward J. Dougherty III
Name:	Edward J. Dougherty III
Title:	Managing Director

Consented to and agreed:

WACHOVIA BANK, NATIONAL ASSOCIATION, Individually and as Issuing Bank

By:	/s/ David K. Hall
Name:	David K. Hall
Title:	Director

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Jay Beck
Name:	Jay Beck
Title:	Vice President

COOPERATIEVE CENTRALE RAIFFEISEN - BOERENLEENBANK B.A, “RABOBANK NEDERLAND”, NEW YORK BRANCH

By:	/s/ Timothy J. Devane
Name:	Timothy J. Devane
Title:	Executive Director

By:	/s/ Andrew Sherman
Name:	Andrew Sherman
Title:	Executive Director

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Joseph T Sullivan III
Name:	Joseph T Sullivan III
Title:	Vice President

BANK OF AMERICA, N.A.

By:	/s/ David Catherall
Name:	David Catherall
Title:	Senior Vice President

COMERICA BANK

By:	/s/ Timothy O’Rourke
Name:	Timothy O’Rourke
Title:	Vice President

THE NORTHERN TRUST COMPANY

By:	/s/ William R. Kopp
Name:	William R. Kopp
Title:	Vice President

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Frank J. Jancar
Name:	Frank J. Jancar
Title:	Vice President

WELLS FARGO BANK, N.A.

By:	/s/ Delora K. Lutton
Name:	Delora K. Lutton
Title:	Vice President

ALLIED IRISH BANKS, P.L.C.

By:	/s/ Joseph Augustini
Name:	Joseph Augustini
Title:	Senior Vice President

/s/ Norbert Galligan
Norbert Galligan
Vice President

FIFTH THIRD BANK

By:	/s/ Ashley Radel
Name:	Ashley Radel
Title:	Relationship Manager

AIB DEBT MANAGEMENT LIMITED

By:	/s/ Joseph Augustini
Name:	Joseph Augustini
Title:	Senior Vice President

By:	/s/ Norbert Galligan
Name:	Norbert Galligan
Title:	Vice President

AGREED AND CONSENTED TO:

PiROD, INC.

VALMONT COATINGS, INC.

NEWMARK INTERNATIONAL, INC.

By:	/s/ Terry J. McClain
Name:	Terry J. McClain
Title:	Senior Vice President and Chief Financial Officer

Terry J. McClain, as Senior Vice President and Chief Financial Officer of each of the aforementioned corporations, has executed this Amendment No. 5 to Credit Agreement intending that all entities set forth above his signature shall be bound by a single signature as if he had executed separately for each of such entity.